Exhibit 10.27

                        ASSET PURCHASE AGREEMENT


     This Agreement is entered into this 30th day of August, 2001 by and between Contra-Pak, Inc., a Texas corporation ("Seller"), James Hairston, the sole shareholder of Seller ("Hairston"), and Host America Corporation, a Colorado corporation ("Purchaser").

     WHEREAS, Seller owns and operates the business known as Contra-Pak, Inc., and

     WHEREAS, Seller desires to sell and Purchaser desires to purchase certain assets of the Business.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:

     1.   SALE OF ASSETS.

          (a) Seller shall convey to Purchaser at closing, certain assets of the Seller, free and clear of any and all liens or encumbrances whatsoever, including all packaging film, the vehicle, its customer lists, and all of Seller's rights in and to the name "Contra-Pak", and any other trade names or trademarks used in connection with the Seller's business. EXHIBIT A, attached hereto, identifies all of said assets (the "Transferred Assets").

          (b) All uses of the names set forth in EXHIBIT A to this Agreement, or any derivations thereof, are being transferred to the Purchaser hereunder as part of the Transferred Assets. The Seller and Hairston agree that neither will take any action that reasonably could be expected to affect adversely the Purchaser's right to such names or cause confusion with respect to the Purchaser's, or its assignee's use of the such names. All goodwill with respect to the use of the names will inure to the benefit of the Purchaser, and the Seller will not have any rights to sue or recover against any person with respect to the use of such names.

          (c) Purchaser acknowledges that the following assets are excluded from sale: Cash, cash equivalents, accounts receivable, personal effects (desk in office), and personal vehicles.

     2.   PURCHASE PRICE AND TERMS.

          (a)  $285,870  Purchase Price, payable as follows:

          (b) $145,870 Due at closing in the form of a cashier's check made payable to Seller.

          (c) $140,000 The balance of the purchase price shall be payable in shares of Purchaser's restricted common stock valued at the average closing market price of such stock over the five trading days immediately prior to the Closing Date. Seller acknowledges and agrees that the stock issued pursuant to this Section 2(c) shall be restricted stock and shall bear the legend set forth in Section 4(j)(iv) hereof.

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     3.   LIABILITIES NOT ASSUMED BY THE PURCHASER.  The Seller shall pay and discharge in due course all of its liabilities, debts and obligations relating to the Transferred Assets or the business of Seller, whether known or unknown, now existing or hereafter arising, contingent or liquidated, including, without limitation, any tax liabilities of Seller pertaining to the Transferred Assets or the business of Seller, any debt obligations and the liabilities and obligations set forth in clauses (a) through (d) below (collectively, the "Retained Liabilities"), and the Purchaser shall not assume, or in any way be liable or responsible for, any of such Retained Liabilities. Without limiting the generality of the foregoing, the Retained Liabilities shall include the following:

          (a) any liability or obligation of the Seller arising out of or in connection with the negotiation and preparation of this agreement and the consummation and performance of the transactions contemplated hereby, whether or not such transactions are consummated, including but not limited to any tax liability so arising;

          (b) any liability or obligation for any and all taxes of the Seller or the business of Seller or the Transferred Assets (including, but not limited to, any and all taxes described in this Section 3(b) for which liability is or may be sought to be imposed on the Purchaser under any successor liability, transferee liability or similar provision of any applicable federal, foreign, state or local law (including, without limitation, Section 111.020 of the Texas Tax Code));

          (c) any liability to which any of the parties may become subject as a result of the fact that the transactions contemplated by this agreement are being effected without compliance with the bulk sales provisions of the Uniform Commercial Code as in effect in any state or any similar statute as enacted in any jurisdiction; and

          (d) all other liabilities and obligations arising prior to the Closing and related to the conduct or operation of the Transferred Assets or the business of the Seller on or prior to the Closing Date.

     4. Representation and Warranties of the Seller and Hairston. Except as otherwise set forth in the Disclosure Schedule attached hereto as EXHIBIT B, the Seller and Hairston jointly and severally represent and warrant to the Purchaser as follows:

          (a)  CORPORATE MATTERS.

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of Texas. The Seller has all requisite power and authority under all applicable laws, ordinances and order of public authorities to own, operate and lease its properties and assets and to carry on its business in the manner currently conducted, except where the failure to have such would not have a material adverse effect on such business. The Seller is qualified to transact business as a foreign corporation and is in good standing in the jurisdictions, if any, specified in Section 4(a)(i) of the Disclosure Schedule, and there is no other jurisdiction in which the nature and extent of the Seller's business or their character of its assets make such qualification necessary, except where the failure to have such would not have

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a material adverse effect on the Seller's business.  The Seller has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement.

               (ii)   The Seller has no subsidiaries.

               (iii) True, correct and complete copies of the organizational documents of the Seller have been provided by the Seller to the Purchaser, and such organizational documents are in full force and effect.

               (iv)   Set forth in Section 4(a)(iv) of the Disclosure
Schedule is a list of assumed names under which the Seller operates its business.

          (b)  VALIDITY OF AGREEMENT AND CONFLICT WITH OTHER INSTRUMENTS.

               (i) This Agreement, and the transactions contemplated hereby, have been duly authorized and approved by all necessary corporate action on the part of the Seller, including the approval of the directors and shareholders of the Seller. This Agreement has been duly executed and delivered by the Seller and is a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.

               (ii) The execution, delivery and performance of this Agreement and the other agreements and documents to be delivered by the Seller to the Purchaser, the consummation of the transactions contemplated hereby or thereby, and the compliance with the provisions hereof or thereof, by the Seller will not, with or without the passage of time or the giving of notice or both:

                    (1) conflict with, constitute a breach, violation or termination of any provision of , or give rise to any right of termination, cancellation or acceleration, or loss of any right or benefit or both, under any of the contracts and other agreements relating to the Seller's business;

                    (2) conflict with or violate the organizational documents of the Seller;

                    (3) result in the creation or imposition of any lien or other encumbrance or third party right on any of the Transferred Assets; or

                    (4) violate any law, statute, ordinance, regulation, judgment, writ, injunction, rule, decree, order or any other restriction of any kind or character applicable to the Transferred Assets or the Seller.

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               (iii)  Attached as Section 4(b)(iii) of the Disclosure
Schedule are true, correct and complete copies of the resolutions adopted by the Seller and the shareholders of the Seller approving this Agreement and the transactions contemplated hereby. Such resolutions were adopted at meetings duly called and convened at which quorums were present and acting throughout or by unanimous written consents. Such resolutions are in full force and effect without amendment or modification.

          (c) APPROVALS, LICENSES AND AUTHORIZATIONS. Except as set forth in Section 4(c) of the Disclosure Schedule, no order, license, consent, waiver, authorization or approval of, or exemption by, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any Person not a party to this Agreement, including any governmental entity, and no filing, recording, publication or registration in any public office or any other place is now, or under existing law in the future will be, necessary on behalf of the Seller to authorize its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, but not limited to, assignment of the Transferred Assets), or to effect the legality, validity, binding effect or enforceability hereof.

          (d) TITLE TO AND CONDITION OF PROPERTIES. The Seller owns, and has good and marketable title to the Transferred Assets, free and clear of any liens. The Seller owns or possesses all rights to the name "Contra-Pak". The Seller has not received any notice of infringement, misappropriation or conflict from any other Person with respect to such name and, to the Seller's knowledge, the conduct of the business under the name Contra-Pak has not infringed, misappropriated or otherwise conflicted with any proprietary rights of any person.

          (e)  CONTRACTS AND COMMITMENTS.

               (i)   None of the Transferred Assets is subject to:

                    (1) any agreement, contract or commitment requiring the expenditure or series of related expenditures of funds;

                    (2) any agreement, contract or commitment requiring the payment for goods or services whether or not such goods or services are actually provided or the provision of goods or services at a price less than the Seller's cost of producing such goods or providing such services;

                    (3) any loan or advance to, or investment in, any Person or any agreement, contract, commitment or understanding relating to the making of any such loan, advance or investment;

                    (4)  any debt obligations;

                    (5) any management service, employment, consulting or other similar type contract or agreement;

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                    (6)  any agreement, contract or commitment that would
                         limit the freedom of the Purchaser or any affiliate of the Purchaser following the Closing Date to engage in any line of business, own, operate, sell, transfer, pledge or otherwise dispose of or encumber any of the Transferred Assets or to compete with any Person or to engage in any business or activity in any geographic area;

                    (7) any agreement, lease, contract or commitment or series of related agreements, leases or commitments not entered into in the ordinary course of business of the Seller, not cancelable by the Seller without penalty to the Seller within 30 calendar days;

                    (8) any agreement or contract obligating the Seller or that would obligate or require any subsequent owner of the business or any of the Transferred Assets to provide for indemnification or contribution with respect to any matter;

                    (9) any sales, distributorship or similar agreement relating to the products sold or services provided by the Seller;

                    (10) any license, royalty or similar agreement; or

                    (11) any other agreement, contract or commitment that
                         might reasonably be expected to have a material adverse effect on the value of any Transferred Asset.

               (ii) Except as set forth in the Disclosure Schedule, the transfer of the Transferred Assets do not require the receipt of a consent or waiver of any Person or governmental entity prior to the sale, assignment, transfer, conveyance or delivery thereof pursuant to this Agreement.

          (f)  NO VIOLATIONS OR LITIGATION.

               (i) The Seller has not violated and currently is not in violation of, and the consummation of the transactions contemplated hereby will not cause any violation of, any order of any governmental entity or any law, ordinance, regulation, order, requirement, statute, rule, permit, concession, grant, franchise, license or other governmental authorization relating or applicable to the Seller, or to the Transferred Assets.

               (ii) There is no action, suit, claim, investigation or legal, administrative, arbitration or other proceeding, or governmental investigation or examination pending or, to the Seller's knowledge, threatened against or affecting the Transferred Assets, at law or in equity, before or by any governmental entity.

          (g) CONDITION OF ASSETS. The Transferred Assets are in good operating condition, repair and working order and free of any known defects.

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          (h)  FINDER'S FEES.  The Seller has not employed or retained any investment banker, broker, agent, finder or other party, or incurred any obligation for brokerage fees, finder's fees or commissions, with respect to the sale by the Seller of any of the Transferred Assets or with respect to the transactions contemplated by this agreement, or otherwise dealt with anyone purporting to act in the capacity of a finder or broker with respect thereto whereby any party hereto may be obligated to pay such a fee or commission.

          (i) Neither this Agreement nor any other document or written statement furnished to Purchaser by or on behalf of Seller in connection with the transaction contemplated by this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to Seller which adversely affects or in the future may materially adversely affect Transferred Assets. In the event that Seller becomes aware of any material adverse effect that occurs, Seller shall promptly notify Purchaser in writing prior to the closing date.

          (j)  INVESTMENT INTENT; RESTRICTED SECURITIES.

               (i) Seller is acquiring the restricted shares of the common stock of Purchaser which constitute a portion of the Purchase Price for his own account for investment and not with a view to, or for sale in connection with, any distribution of any thereof and with no present intention of disposing of any thereof . Seller acknowledges that such securities have not been registered under the Securities Act or qualified under applicable state securities laws and confirms to the Purchaser that it understands the restrictions on resale of such securities imposed by such laws including Rule 144 promulgated under the Securities Act and that such securities may only be sold in limited circumstances.

               (ii) Notwithstanding the provisions of Section 4(j)(i), the Seller may transfer such securities in compliance with the provisions of the Securities Act (including Rule 144 promulgated thereunder) and any applicable provision of state law. Prior to any transfer of such securities otherwise than in an offering registered under the Securities Act, the Seller will notify the Purchaser of its intention to effect such transfer, indicating the circumstances of the proposed transfer and if reasonably requested by the Purchaser, furnish the Purchaser with an opinion of its counsel, in form and substance reasonably satisfactory to counsel for the Purchaser, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws; provided that the Purchaser agrees that no opinion will be required for transfers under Rule 144 except in unusual circumstances. The Purchaser will promptly notify the Seller if the opinion of counsel furnished to the Purchaser is reasonably satisfactory to counsel for the Purchaser. Unless the Purchaser notifies the Seller within fourteen (14) days after the Seller furnishes it with such opinion that such opinion is not reasonably satisfactory to counsel for the Purchaser, the Seller may proceed to effect the transfer.

               (iii) Notwithstanding the foregoing provisions and the legend contained in Section 4(j)(iii), no such registration statement or opinion of counsel will be necessary for a transfer by a corporation or other person controlling, controlled by, or under common control with such Seller (for purposes of this subsection, control will mean ownership of securities

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having at least a majority of the votes attributable to all outstanding equity securities of the controlled corporation), or a distribution to a shareholder of the Seller, or the transfer by gift, will or intestate succession of any shareholder to his spouse or to the siblings, lineal descendants or ancestors of such shareholder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the Seller hereunder and, in particular, agrees to be bound by this Section 4(j).

               (iv) The Seller understands that the Purchaser will place the following legend and any other legend required by law on the certificates representing the shares of restricted common stock issued in connection with this Agreement:

          UNTIL JULY 18, 2003, THE SHARES REPRESENTED BY THIS CERTIFICATE AND THIS CERTIFICATE SHALL NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF HOST AMERICA CORPORATION. FURTHER, AND IN ADDITION TO THE FOREGOING, THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF LEGAL COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

Subsequent to July 18, 2003, or upon the written consent of the Purchaser, the Purchaser shall, upon the request of the Seller or any subsequent holder of a stock certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate without the foregoing legend if (1) the stock evidenced by such certificate has been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (2) such holder shall have delivered to the Purchaser a written legal opinion reasonably acceptable to the Purchaser to the effect that the restrictions set forth herein are no longer required or necessary under any federal or state law or regulation.

               (v) The Seller and the shareholders of the Seller have such knowledge and experience in financial and business matters that the Seller is capable of evaluating the risks of its investment in securities of the Purchaser and is able to bear the economic risks of such investment.

          (k) CUSTOMER LIST. In Seller's core business of food service sales, income from the customers listed on EXHIBIT A, SCHEDULE 1, was in excess of $800,000 for the period from September 1, 2000 to the effective date of this Agreement.

          (l) TAX RETURN. The tax return of Seller for the year 2000 reported on Form 1120

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(the "Tax Return"), which form was provided to Purchaser as part of
Purchaser's due diligence in connection with this transaction, accurately reflects income generated by Seller's core business of food service sales.

     5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. The Purchaser represents and warrants to the Seller as follows:

          (a) CORPORATE MATTERS. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado. The Purchaser has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement, and all transactions contemplated hereby, have been duly authorized and approved by all necessary corporate action on the part of the Purchaser. No further corporate action is necessary on the part of the Purchaser to execute and deliver this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors' rights generally and by legal and equitable limitations on the availability of specific remedies.

          (b) APPROVALS AND AUTHORIZATIONS. No order, license, consent, waiver, authorization or approval of, or exemption by, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any person not a party to this Agreement, including any governmental entity, and no filing, recording, publication or registration in any public office or any other place is now, or under existing law in the future will be, necessary on behalf of the Purchaser to authorize its execution, delivery and performance of this Agreement or any other agreement contemplated hereby to be executed and delivered by the Purchaser and the consummation of the transactions contemplated hereby or thereby, or to effect the legality, validity, binding effect or enforceability thereof.

          (c) FINDER'S FEES. The Purchaser has not employed or retained any investment banker, broker, agent, finder or other party, or incurred any obligation for brokerage fees, finder's fees or commissions, with respect to the sale of the Transferred Assets or with respect to he transactions contemplated by this Agreement, or otherwise dealt with anyone purporting to act in the capacity of a finder or broker with respect thereto whereby any part hereto may be obligated to pay such a fee or a commission.

     6.   TRANSFER TAXES; RECORDING FEES.

          (a) The Purchaser and the Seller acknowledge and agree that the Purchase Price includes and is inclusive of any and all sales, use, transfer or other similar taxes imposed as a result of the consummation of the transactions contemplated by this Agreement and the Seller hereby agrees to indemnify the Purchaser against, and agrees to protect, save and hold the Purchaser harmless from, any loss, liability, obligation or claim (whether or not ultimately successful) for sales, use, transfer or other similar taxes (and any interest, penalties, additions

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to tax and fines thereon or related thereto) imposed as a result of the consummation of the transactions contemplated by this Agreement.

          (b) The Purchaser shall pay any and all recording, filing or other fees relating to the conveyance or transfer of the Transferred Assets from the Seller to the Purchaser.

     7. PROFESSIONAL FEES. Purchaser and Seller shall each be responsible for paying their respective professional advisors, including attorneys and accountants.

     8. PURCHASER'S CONDITIONS. The obligation of the Purchaser to purchase the Transferred Assets as contemplated hereby is, at the option of the Purchaser, subject to the satisfaction on or before the Closing Date of the conditions set forth below, any of which may be waived by the Purchaser in writing.

          (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Seller and Hairston contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date, except for such matters due to changes in facts from the date hereof required or permitted by this Agreement. Each and all of the agreements and covenants of the Seller to be performed or complied with by the Seller on or before the Closing Date pursuant to this Agreement shall have been performed or complied with in all material respects. The Seller shall have delivered to the Purchaser a certificate signed by duly authorized officers dated the Closing Date regarding the matters set forth in this Section 8(a).

          (b) GOOD STANDING. The Seller shall have delivered to the Purchaser a certificate issued by the Secretary of State of Texas and other appropriate governmental entities evidencing the good standing of the Seller, as of a date not more than five calendar days prior to the Closing Date in the states or commonwealths in which it was organized or qualified to do business as a corporation. To the extent provided for under applicable law, the Seller shall also have delivered to the Purchaser certificates or other writings issued by appropriate governmental entities evidencing that all applicable state franchise Taxes have been paid.

          (c) INSTRUMENTS OF TRANSFER. The Seller shall have executed, acknowledged and delivered to the Purchaser such bills of sale, assignments and other instruments of transfer, assignment and conveyance, in form and substance mutually agreeable, as shall be necessary to vest in the Purchaser all the right, title and interest in and to the Transferred Assets.

          (d) DISSOLUTION OF SELLER. The Seller shall have prepared, obtained all necessary corporate authorization for, executed and delivered to the Purchaser documents in form and substance satisfactory to counsel for the Purchaser sufficient to (i) dissolve the Seller in accordance with the laws of the Seller's state of incorporation; and (ii) withdraw or cancel its authority to transact business as a foreign corporation in any jurisdiction wherein it has obtained such authority.

          (e) NO LITIGATION. No preliminary or permanent injunction or other order of any governmental entity shall be in effect nor shall there be in effect any statute, rule, regulation or

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executive order promulgated or enacted by any governmental entity that, in any such case prevents the consummation of the transactions contemplated by this Agreement. No suit, action, claim, proceeding or investigation before any governmental entity shall have been commenced or threatened by any Person seeking to prevent the sale of the Transferred Assets or asserting that the sale of all or a portion of the Transferred Assets would be unlawful.

          (f) RESOLUTIONS. The Purchaser shall have received copies of resolutions of the directors and shareholders of the Seller approving this Agreement and the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of the Seller.

          (g) OTHER LEGAL MATTERS. All Exhibits, Schedules, certificates, documents and legal matters in connection with this Agreement and the transactions contemplated hereby shall be in the form required by this Agreement.

          (h) LEGAL OPINION. The Purchaser shall have received an opinion of W. David Holliday, Attorney, counsel to the Seller, in substantially the form attached to this Agreement as EXHIBIT C.

          (i) NON-COMPETITION, NON-SOLICITATION AND EMPLOYMENT AGREEMENT. Hairston shall have agreed to enter into an employment agreement with Lindley Food Service Corporation, the wholly owned subsidiary of Purchaser ("Lindley") in substantially the form attached to this Agreement as EXHIBIT D (the "Employment Agreement").

     9. SELLER'S CONDITIONS. The obligation of the Seller to transfer the Transferred Assets as contemplated hereby is, at the option of the Seller, subject to the satisfaction on or before the Closing Date of the conditions set forth below, any of which may be waived by the Seller in writing.

          (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Purchaser contained in this Agreement shall be true, correct and complete on and as of the Closing Date with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date. Each and all of the agreements and covenants of the Purchaser to be performed or complied with by it on or before the Closing Date pursuant to this Agreement shall have been performed or complied with in all material respects. The Purchaser shall have delivered to the Seller a certificate signed by one of its duly authorized officers, dated the Closing Date, regarding the matters set forth in this Section 9(a).

          (b) NO LITIGATION. No preliminary or permanent injunction or other order of any governmental entity shall be in effect nor shall there be in effect any statute, rule, regulation or executive order promulgated or enacted by any governmental entity that, in any such case, prevents the consummation of the transactions contemplated by this agreement. No suit, action, claim, proceeding or investigation before any governmental entity shall have been commenced or threatened by any Person seeking to prevent the sale of the Transferred Assets or asserting that the sale of all or a portion of the Transferred Assets would be unlawful.

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          (c)  RESOLUTIONS.  The Seller shall have received copies of resolutions or minutes of meetings of the directors of the Purchaser approving this Agreement and the transactions contemplated hereby, certified by the appropriate officer of the Purchaser.

     10.  CLOSING.

          (a) Closing Date. Closing shall take place on or before August 27, 2001, via teleconference, facsimile transmission of signature pages and overnight delivery of originals. Time is of the essence with this agreement and the Closing and any change in the closing date shall require the prior written agreement of Seller and Purchaser.

          (b) At the closing, Seller shall deliver to Purchaser the following:

               (i) Bill of sale transferring all right, title and interest in and to the Transferred Assets;

               (ii)  The Employment Agreement executed by Hairston and
Lindley;

               (iii) Corporate resolutions of Seller's Board of Directors and Shareholders, in form satisfactory to counsel for Purchaser, authorizing the execution and performance of this Agreement and all actions to be taken by Seller under this Agreement as described in Section 8(f);

               (iv)  Certificate(s) of Good Standing as described in
Section 8(b);

               (v) Instruments of Corporate Dissolution and Compliance as described in Section 8(d);

               (vi)  Opinion of Counsel to Seller as described in Section
8(i); and

               (vii) Such other executed documents as may be reasonably requested by Purchaser to effectuate the transaction contemplated hereby.

          (c) At the closing, Purchaser shall deliver to Seller the following:

               (i)   Same day funds in the amount of $145,870.

               (ii) A stock certificate representing the requisite number of shares of the restricted common stock of Purchaser in accordance with
Section 2(c).

     11. ACCESS TO INFORMATION. Until the Closing, the Seller will furnish the Purchaser and its employees, officers, accountants, attorneys, agents, investment bankers and other authorized representatives with all information concerning the Transferred Assets as the Purchaser reasonably shall request from time to time and will afford the Purchaser the opportunity to ask questions of, and receive answers from, representatives of the Seller with respect to the Transferred Assets. No investigations by the Purchaser or its employees, representatives or agents shall reduce or otherwise affect the obligation or liability of the Seller or the Shareholders with respect to any representations, warranties, covenants or agreements made in this Agreement or in any Exhibit, Schedule or other certificate, instrument, agreement or document, including the Disclosure Schedule, executed and delivered in connection with this Agreement. The Seller will cooperate with the Purchaser and its employees, officers, accountants, attorneys, agents and other authorized representatives in the preparation of any documents or other materials that may be required by any governmental entity.

     12. FURTHER ASSURANCES. The Seller shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Purchaser such bills of sale, assignments (including, but not limited to, assignments of leases) and other instruments of transfer, assignment and conveyance, in form and substance satisfactory to counsel for the Purchaser, as shall be necessary to vest in the Purchaser all the right, title and interest in and to the Transferred Assets free and clear of all Liens and shall use its best efforts to cause to be taken such other action as the Purchaser reasonably may require to more effectively implement and carry into effect the transactions contemplated by this Agreement.

     13.  COMPLIANCE.

          (a)  The Seller shall use its best efforts to

               (i) cause all of the obligations imposed upon it in this Agreement to be duly complied with, and all conditions precedent to such obligations to be satisfied; and

               (ii) obtain any and all consents, waivers, amendments, modifications, approvals, authorizations, notations and licenses necessary to the consummation of the transactions contemplated by this Agreement.

          (b) The Seller shall cause all Liens on the Transferred Assets to be released as of the Closing Date.

     14. INDEMNIFICATION; RESCISSION. Purchaser and Seller agree to protect, indemnify, and hold the other harmless against, and with respect to, any loss, damage, or expense occasioned by any breach or alleged breach, falsity, or failure of any of the representations, covenants, warranties, or agreements of any such party contained herein or contained in any document transferred between Purchaser and Seller in connection with this transaction. In the event of Seller's material misrepresentation of the matters set forth in Sections 4(k) and 4(l), Purchaser shall have, in addition to all other remedies provided hereby or any other remedies at law or in equity, the right to rescind this transaction and immediately (a) recover from Seller the cash portion of the Purchase Price paid in accordance with Section 2(b) hereof, and (b) cancel the stock issued in accordance with Section 2(c) hereof. In the event of rescission and upon repayment of the cash Purchase Price and return of the stock certificates by Seller, Purchaser shall convey the Transferred Assets to Seller by Bill of Sale and Hairston shall be immediately released from any obligation or responsibility under his employment/non-compete agreement of even date herewith.

     15. RISK OF LOSS. Pending closing, Seller shall keep all presently existing insurance covering the Transferred Assets in effect. All risk of loss, until Closing, shall remain with the Seller. In the event any of the Transferred Assets shall be damaged by fire or other casualty prior to the Closing Date, in an amount of not more than ten (10%) percent of the total purchase price, Seller shall be obligated to repair the same before closing or as soon thereafter as possible. In the event such damage cannot be repaired within said time, or if such damage shall exceed such sum, this Agreement may be canceled at the option of the Purchaser.

     16.  TERMINATION.

          (a) EVENTS OF TERMINATION. The obligation to close the transactions contemplated by this Agreement may be terminated by:

               (i)   mutual agreement of the Purchaser and the Seller;

               (ii) the Purchaser, if a material default shall be made by the Seller in the observance or in the due and timely performance by the Seller of any agreements and covenants of the Seller herein contained, or if there shall have been a breach by the Seller or Hairston of any of the warranties and representations of the Seller herein contained, and such default or breach has not been cured or has not been waived within 30 days of written notice thereof;

               (iii) the Seller, if a material default shall be made by the Purchaser in the observance or in the due and timely performance by the Purchaser of any agreements and covenants of the Purchaser herein contained, or if there shall have been a breach by the Purchaser of any of the warranties and representations of the Purchaser herein contained, and such default or breach has not been cured or has not been waived within 30 days of written notice thereof; or

               (iv) the Purchaser or the Seller, provided the terminating party has not materially breached any of its agreements, covenants, representations or warranties, if the Closing shall not have occurred on or before September 30, 2001.

          (b) LIABILITY UPON TERMINATION. If the obligation to close the transactions contemplated by this Agreement is terminated pursuant to any provision of this Section 16 then this Agreement shall forthwith become void and there shall not be any liability or obligation with respect to the terminated provisions of this Agreement on the part of the Seller or the Purchaser except and to the extent such termination results from the willful breach by a party of any of its representations, warranties or agreements.

          (c) NOTICE OF TERMINATION. The parties hereto may exercise their respective rights of termination under this Section 16 only by delivering written notice to that effect to the other party; PROVIDED, HOWEVER, that such notice must be received on or before the Closing Date.

     17. MERGER. This Agreement shall not be merged or extinguished, but shall survive Closing.

     18. GOVERNING LAW. This Agreement shall be governed by, and its terms construed under, the laws of the State of Colorado without regard to its conflict of laws principles.

     19. ENTIRE AGREEMENT. This document contains the entire understanding of Purchaser and Seller, and there are no warranties, representations, or agreements between the parties which are not set forth herein. Any amendment hereto must be in writing and executed by both parties.

     20. ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, this Agreement shall inure to, and be binding upon, the parties hereto, their respective heirs, personal representatives, successors, and permitted assigns.



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                                  -14-

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the ___ day of August, 2001.

                                   SELLER:
                                   CONTRA-PAK, INC., a Texas corporation


                                   By:  /s/ James Hairston
                                      ----------------------------------
                                        James Hairston, President


                                   HAIRSTON:


                                        /s/ James Hairston
                                   -------------------------------------
                                   James Hairston


                                   PURCHASER:
                                   HOST AMERICA CORPORATION, a Colorado
                                   corporation


                                   By:  /s/ Geoffrey Ramsey
                                      ----------------------------------
                                        Geoffrey Ramsey, President







                                  -15-